UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 16, 2009, we entered into a Master Investment Agreement (the "Rockwell Agreement") with Rockwell Holdings I, LLC, a Wisconsin limited liability ("Rockwell"). Under the terms of the Rockwell Agreement: (i) two Wisconsin limited liability companies were formed, CareView-Hillcrest, LLC (“CareView-Hillcrest”) and CareView-Saline, LLC (“CareView-Saline”) (together known as the “Project LLCs”); (ii) we contributed our intellectual property rights and our service agreements with Hillcrest Medical Center in Tulsa, Oklahoma ("Hillcrest") and Saline Memorial Hospital in Benton, Arkansas ("Saline") (the "Project Hospitals") (the "Project Hospital Contracts"); and (iii) Rockwell contributed cash used for the purchase of equipment for the Project LLCs with 50% attributed to promissory notes bearing interest at 10% (the "Project Notes") and 50% attributed to member's equity (the "Preferential Return"). We used the funds provided by Rockwell to fully implement the CareView System® in the Project Hospitals.

The Project Notes are secured by a security interest in all of the equipment in the Project Hospitals, intellectual property rights, and our Project Hospital Contracts. Additionally, the Project LLCs have an obligation to pay Rockwell the Preferential Return (the amount of Rockwell's aggregate capital contribution to the Project LLCs plus ten percent (10%) per annum, compounded annually).

Also on November 16, 2009, we entered into a Funding Agreement with Rockwell (the "Funding Agreement") which provided for an initial funding of $1,151,205, including $932,745 to CareView-Hillcrest and $218,460 to CareView-Saline. An aggregate of $575,603 of the initial funding was established as Project Notes; $466,373 from CareView-Hillcrest and $109,230 from CareView-Saline. An aggregate of $575,603 was established as Preferential Return; $466,373 for CareView-Hillcrest and $109,230 for CareView-Saline.

As additional consideration to Rockwell for providing the funding, we granted Rockwell 1,151,206 warrants to purchase common stock of the Company valued at $1,124,728, using the Black-Scholes-Merton option pricing model on the date of the Rockwell Agreement (the "Project Warrant"). The Project Warrant has been extended from time to time by mutual agreement of the parties to the current expiration date of November 16, 2017.

The Project Note issued by CareView-Hillcrest matured on May 25, 2013 and has been extended from time to time by mutual agreement of the parties to its current maturity date of June 30, 2017. The Project Note issued by CareView-Saline matured on August 30, 2013 and has been extended from time to time by mutual agreement of the parties to its current maturity date of June 30, 2017.

As of January 31, 2017, the Project LLCs have made periodic payments on the Project Notes in the aggregate of $308,939.38 (which includes principal in the amount of $136,429.21 and aggregated interest in the amount of $172,510.17 through January 31, 2017), the Project LLCs have made periodic payments on the Preferential Return in the aggregate of $308,939.38 (which includes aggregated principal in the amount of $136,429.21 and aggregated interest in the amount of $172,510.17 through January 31, 2017). As of January 31, 2017, the Project LLCs owe Rockwell an aggregate of $606,892.92 on the Project Notes and $606,892.92 on the Preferential Return.

The Master Investment Agreement provides that CareView has the option to purchase Rockwell's interest in the Project LLCs and on January 31, 2017, CareView exercised that right by entering into a Settlement and LLC Interest Purchase Agreement with Rockwell (the "Settlement Agreement). Pursuant to the terms of the Settlement Agreement, within fifteen (15) days of its execution, CareView will pay Rockwell the aggregate amount of $1,213,785.84 (representing the balance on the Project Notes and Preferential Return as of January 31, 2017) by the issuance of a promissory note to Rockwell for $1,113,785.84 (the "CareView Note") and a cash payment of $100,000. Pursuant to the terms of the CareView Note, CareView will make quarterly principal payments of $100,000, with each payment being made on the last day of each fiscal quarter beginning with the first payment date of March 31, 2017 and continuing on the last business day of each subsequent calendar quarter through September 30, 2019. The final payment due on December 31, 2019 shall be a balloon payment of $13,785.84 representing the remaining principal balance plus all accrued and unpaid interest.

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In addition to the CareView Note, CareView agreed to amend the Project Warrant for the sole purpose of extending the expiration date for an additional five (5) years from its current expiration date (the "Amended Warrant").

Upon receipt of the $100,000 and the CareView Note, Rockwell will transfer its interest in the Project LLCs to CareView through the execution of an Interest Transfer Agreement. Thereafter, as sole owner of the Project LLCs, CareView intends to dissolve the Project LLCs.

The foregoing is a summary only and does not purpose to be a complete description of all of the terms contained in the Master Investment Agreement, Funding Agreement, Project Note, Project Warrant, Settlement Agreement, Interest Transfer Agreement, CareView Note and Amended Warrant, and is subject to and qualified in its entirety by reference to the full text of each document which are included herein as exhibits and which are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

Information called for by this item is contained in Item 1.01 above, which item is incorporated herein by reference. Such disclosure contained in Item 1.01 and the exhibits included herewith are hereby incorporated by reference in their entirety into this Item 1.02.

Item 3.02	Unregistered Sales of Equity Securities.

Information called for by this item regarding the Project Warrant is contained in Item 1.01 above, which item is incorporated herein by reference. Such disclosure contained in Item 1.01 and the exhibits included herewith are hereby incorporated by reference in their entirety into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Date of Document	Name of Document
99.1	01/13/17	Settlement and LLC Interest Purchase Agreement between the Company and Rockwell*
99.2	01/31/17	Interest Transfer Agreement between the Company and Rockwell*
99.3	01/31/17	CareView Note to Rockwell*
99.4	01/31/17	Amended Warrant to Rockwell*

__________________

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREVIEW COMMUNICATIONS, INC.

Date: February 2. 2017	By:	/s/ Steven G. Johnson
Steven G. Johnson
Chief Executive Officer

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